Exhibit 10.53
EXECUTION VERSION
Second Amendment To Amended and Restated Loan and Security Agreement
This Second Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is made and entered into as of October 23, 2020, by and between REGO II BORROWER LLC, a Delaware limited liability company (“Borrower”), having an office at c/o Alexander’s, Inc., 210 Route 4 East, Paramus, New Jersey 07652, and BANK OF CHINA, NEW YORK BRANCH, having an address at 7 Bryant Park, 1045 Avenue of the Americas, 13th Floor, New York, New York 10018 (together with its successors and assigns, “Lender”).
W I T N E S S E T H:
Whereas, prior hereto, Lender provided certain loans, extensions of credit and other financial accommodations to Borrower pursuant to that certain Amended and Restated Loan and Security Agreement dated as of December 12, 2018 (the “Original Loan Agreement”) with respect to a loan in the amount of Two Hundred Fifty-Two Million, Five Hundred Forty-Three Thousand, Six Hundred Six and 53/100 Dollars ($252,543,606.53) (the “Mortgage Loan”).
Whereas, to evidence the Mortgage Loan, the Borrower executed in favor of Lender a Promissory Note, dated as of December 12, 2018 in the original principal amount of up to Two Hundred Fifty-Two Million, Five Hundred Forty-Three Thousand, Six Hundred Six and 53/100 Dollars ($252,543,606.53) (as same may be amended, supplemented, restated, increased, extended and consolidated, substituted or replaced from time to time, the “Note”) and the other documents, agreements and instruments referenced in the Loan Agreement or executed and delivered pursuant thereto. To secure the Note, the Borrower granted for the benefit of the Lender, inter alia, a Second Amended and Restated Fee and Leasehold Mortgage, Assignment of Leases and Rents and Security Agreement encumbering the Mortgaged Property dated as of December 12, 2018 (the “Mortgage”).
Whereas, the Original Loan Agreement was amended by that certain First Amendment to Loan Agreement entered into between Borrower and Lender on February 14, 2020 (collectively with the Original Loan Agreement, the “Loan Agreement”).
Whereas, Borrower and Lender desire to amend certain terms of the Loan Agreement pursuant to this Amendment and Borrower desires for Lender to approve the terms of that certain First Amendment to Declaration of Rego II Condominium to be entered into on or after the date hereof in substantially the same form as approved by Lender that amends the Condominium Documents (the “First Amendment to Declaration”).
Whereas, Borrower and Lender are willing to enter into this Amendment, but solely on the terms and subject to the provisions set forth herein and in the other agreements, documents and instruments referenced herein or executed and delivered pursuant hereto.
Now, Therefore, in consideration of the foregoing, the mutual promises and understandings of the parties hereto set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as set forth in this Amendment.
I.Definitions:

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A.Use of Defined Terms. Except as expressly set forth in this Amendment, all terms that have an initial capital letter where not required by the rules of grammar are used herein as defined in the Loan Agreement.
B.The following defined term shall be added to the Loan Agreement:
“Excess Development Rights” means any development rights, whether as-of right or available on a “bonus” or other discretionary basis, not necessary for the Property to constitute a legal, conforming use, and for the existing structure thereon to be a complying building and operational for its current use.
II.Amendment to Loan Agreement. Effective as of the Amendment Effective Date, the Loan Agreement is hereby amended as follows:
A.If at any time the Applicable Index shall be less than zero (0), then such index shall be deemed to be equal to zero (0) until such time as the Applicable Index increases to an amount greater than zero (0).
B.Lender hereby approves the First Amendment to Declaration and the recordation of the same in the Office of the City Register.
C.Borrower represents that (i) the parking allocation between the Lower Unit and the Upper Unit (as each term is defined in the Condominium Documents) set forth in the First Amendment to Declaration reflects the existing operational practice between the Lower Unit and the Upper Unit and (ii) the reported parking revenues and expenses in the financial statements provided by Borrower to Lender over the past five (5) years do not include as revenues any revenues attributable to parking spaces allocated to the Upper Unit in the First Amendment to Declaration.
D.The following Section 8.8 shall be inserted into the Loan Agreement.
Section 8.8.    Excess Development Rights. Lender and Borrower each agree that no collateral value has been or will be attributed to the Excess Development Rights. In furtherance thereof:

(a)Subject to the terms of this Section 8.8 (including, without limitation, Section 8.8(d) and (e)), Lender (i) agrees that at any time from and after the date hereof, and from time to time, Borrower may, at its option, execute a declaration of zoning lot restrictions, a zoning lot development and easement agreement and/or such other documents or instruments as are necessary or desirable to transfer the Excess Development Rights (the “Development Rights Transfer”) to another parcel (the “Benefited Parcel”) (all of the foregoing declarations, agreements, documents or instruments, together with any of the same described or referred to below in this Section 8.8, collectively, “Development Rights Documentation”), (ii) consents to Borrower's execution, delivery and recordation of, and waive any right they may have to execute and deliver, any Development Rights Documentation from time to time, (iii) agrees that Lender shall execute from time to time such Development Rights Documentation approved by Lender in accordance with Section 8.8(e) as Borrower may reasonably request, (iv) releases any rights of Lender, whether now

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existing or hereafter arising, in and to the Excess Development Rights and (v) agrees to execute and deliver such instruments and agreements as are reasonably requested by Borrower to permit the owner of the Benefited Parcel to avail itself of any bonus development rights or other Excess Development Rights and the transfer of unused development rights from any other parcel to the Benefited Parcel, including executing and delivering and/or consenting to Borrower's execution and delivery and/or recordation of any related restrictive declaration or maintenance agreement or subway improvement and maintenance agreement. The owner of the Benefited Parcel may be a third party or an Affiliate of Borrower and any restrictions on Affiliate transactions set forth in the Loan Documents shall not apply thereto other than those set forth in this Section 8.8.
(b)Borrower shall not execute or request Lender to execute any Development Rights Documentation in connection with any Development Rights Transfer that may impose upon Borrower any construction or ongoing maintenance, repair or other obligations that would have a Material Adverse Effect. To the extent Borrower is required to perform any construction or ongoing maintenance, repair or other obligations as a result of any Development Rights Transfer, Borrower shall deliver an estimate of such obligations and costs produced by Borrower’s Architect, which shall be subject to Lender’s review and approval, such approval not to be unreasonably withheld, delayed, or conditioned, and Borrower shall deposit with Lender cash or a Letter of Credit in the amount of the costs of such obligations, which funds or Letter of Credit shall be returned to Borrower following the completion of such obligations.
(c)Lender, at no out-of-pocket cost or expense to Lender and without any liability or obligation on Lender, will cooperate in connection with any Development Rights Transfer. Lender agrees that, except for Borrower's payment of Lender’s reasonable out-of-pocket costs and expenses, no fees or other consideration shall be paid to Lender in connection with any Development Rights Transfer, the execution and delivery of any Development Rights Documentation, or confirmation of any of the foregoing, and any and all proceeds of such transfer shall be the sole property of Borrower and not subject to the Lien of the Mortgage or any other Loan Document. Borrower shall pay to Lender within ten (10) Business Days after demand from time to time, all reasonable out-of-pocket costs and expenses incurred by Lender in connection with the matters described in this Section 8.8.
(d)Notwithstanding anything in this Section 8.8 to the contrary, from and after the date hereof, Borrower shall not execute and deliver any declaration of zoning lot restrictions, zoning lot development and easement agreement, or other Development Rights Documentation in connection with a Development Rights Transfer without first delivering such Development Rights Documentation to Lender and obtaining Lender’s written approval thereof. As conditions to Lender’s written approval pursuant to this Section 8.8(d), Borrower shall (i) provide to Lender the identity of the Benefited Parcel and owner of such Benefited Parcel (including sponsor) and (ii) if known to Borrower or discoverable through commercially reasonable inquiry or investigation, provide Lender with the intended use of the Excess Development Rights, which shall be treated as a representation by Borrower under the Loan Agreement. Any Development Rights Transfer must be a fee interest in the Excess Development Rights to another entity, as opposed to a leasehold or

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easement interest where Borrower retains a continued interest in the Excess Development Rights. Provided that the conditions of this Section 8.8 are satisfied, Lender’s approval of any proposed Development Rights Transfer and corresponding Development Rights Documentation shall not be unreasonably withheld, delayed or conditioned (it being understood that the continuance of an Event of Default hereunder shall not be a reasonable basis for withholding such approval), however it is agreed that the occurrence of a Material Adverse Effect as a result of the proposed Development Rights Transfer shall be reasonable cause for Lender’s disapproval. For the avoidance of doubt, the proceeds received from any Development Rights Transfer are not required to be delivered to Lender.
(e)Lender shall execute and deliver to Borrower any instrument requested by Borrower subordinating the Lien of the Mortgage and any other Loan Document to any Development Rights Documentation approved by Lender in accordance with this Section 8.8, provided that such instrument shall be in form and substance reasonably acceptable to Lender, it being understood that any such subordination shall not result in the subordination of the Lien of the Mortgage and any other Loan Documents to any judgments or liens in favor of third parties arising under such Development Rights Documentation as a result of Borrower's or any party's failure to comply with terms of such Development Rights Documentation. Lender shall use commercially reasonable efforts to execute and deliver any Development Rights Documentation requested by Borrower that complies with the terms and conditions of this Section 8.8 within fifteen (15) Business Days after written request by Borrower and, if Lender is unable to execute any such Development Rights Documentation within such period, Lender will execute and deliver such Development Rights Documentation as soon as is reasonably practicable thereafter.
E.The following Section 14.1.2(k) shall be added to the Loan Agreement as a Carveout from Non-Recourse Obligations:
k.    a conveyance by Borrower of the Excess Development Rights.
III.Conflict. If, and to the extent, the terms and provisions of this Amendment contradict or conflict with the terms and provisions of the Loan Agreement, the terms and provisions of this Amendment shall govern and control; provided, however, to the extent the terms and provisions of this Amendment do not contradict or conflict with the terms and provisions of the Loan Agreement, the Loan Agreement, as amended by this Amendment, shall remain in and have its intended full force and effect, and Lender and Borrower hereby affirm, confirm and ratify the same.
IV.Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be valid and enforceable under applicable law, but if any provision of this Amendment is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be severed herefrom and such invalidity or unenforceability shall not affect any other provision of this Amendment, the balance of which shall remain in and have its intended full force and effect; provided, however, if such provision may be modified so as to be valid and enforceable as a matter of law, such provision shall be deemed to be modified so as to be valid and enforceable to the maximum extent permitted by law.

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V.Fees, Costs and Expenses. Borrower agrees to pay, upon demand, all reasonable, out-of-pocket costs and expenses of Lender, including, but not limited to, reasonable attorneys’ fees, in connection with the preparation, execution, delivery and administration of this Amendment and the other agreements, documents and instruments executed and delivered in connection herewith or pursuant hereto.
VI.Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law as to all matters, including matters of validity, construction, effect, performance and remedies.
VII.Counterparts. This Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. A facsimile or email transmitted executed counterpart to this Amendment and the other agreements, documents and instruments executed in connection herewith will be deemed an acceptable original for purposes of consummating this Amendment and such other agreements, documents and instruments; provided, however, Borrower shall be required to deliver to the Lender original executed signature pages in substitution for said facsimile or email transmitted signature pages upon the Lender’s request therefor.
VIII.Waiver of Jury Trial; Exclusive Jurisdiction. BORROWER AND LENDER EACH, AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER IT, HEREBY EXPRESSLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AMENDMENT, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION HEREOF, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND BORROWER AND LENDER EACH HEREBY AGREES AND CONSENTS THAT AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT HERETO TO THE WAIVER OF ANY RIGHT TO TRIAL BY JURY. BORROWER AND LENDER EACH ACKNOWLEDGES THAT IT HAS CONSULTED WITH LEGAL COUNSEL REGARDING THE MEANING OF THIS WAIVER AND ACKNOWLEDGES THAT THIS WAIVER IS AN ESSENTIAL INDUCEMENT FOR THE ENTERING INTO THIS AMENDMENT. THIS WAIVER SHALL SURVIVE THE REPAYMENT OF THE LOAN.
ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL

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OBLIGATIONS LAW AND BORROWER AND LENDER EACH WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER AND LENDER EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.
[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.
BORROWER:

REGO II BORROWER LLC,
a Delaware limited liability company
By:    ALEXANDER’S OF REGO PARK II, INC.,
a Delaware corporation, its sole member

By: /s/ Joseph Macnow
Name: Joseph Macnow
                            Title: Treasurer
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LENDER:

BANK OF CHINA, NEW YORK BRANCH

By: /s/ Raymond Qiao
Name: Raymond Qiao
Title: EVP

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